SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED FUNDS

DWS Alternative Asset Allocation Fund DWS Alternative Asset Allocation VIP DWS Select Alternative Allocation Fund

The following disclosure is added to the “MAIN RISKS” sections contained within the summary section and the “FUND DETAILS” section of the funds’ prospectuses.

Market direction risk. Since certain underlying funds will typically hold both long and short positions, an investment in the fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The underlying fund’s results will suffer both when there is a general market advance and the underlying fund holds significant “short” positions, or when there is a general market decline and the underlying fund holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.